Advances	12 Months Ended
Jul. 31, 2014
Advances [Abstract]
Advances

Note 5. Advances

During the year ended July 31, 2014, the Company received net, non-interest bearing advances from Vista View Ventures Inc. totaling $602,059. The total amounts due under these advances as of July 31, 2014 and 2013 were $0 and $516,920, respectively. These advances are not collateralized and are due on demand. As a result, they are included in current liabilities.